First Quarter 2016 Conference Call April 20, 2016 E. Scott Santi, Chairman & CEO Michael M. Larsen, Senior Vice President & CFO Aaron H. Hoffman, Vice President, Investor Relations

2 Safe Harbor Statement This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding the expected impact of product line simplification activities and enterprise initiatives, future financial performance, operating performance, growth in free cash flow, organic and total revenue growth, operating margin growth, growth in diluted income per share, restructuring expenses and related benefits, tax rates, exchange rates, timing and amount of share repurchases, after-tax return on invested capital, end market economic conditions, and the company’s related 2016 guidance. These statements are subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those anticipated. Important risks that could cause actual results to differ materially from the company’s expectations include those that are detailed in ITW’s Form 10-K for 2015. Non-GAAP Measures The company uses certain non-GAAP measures in discussing the company’s performance. The reconciliation of those measures to the most comparable GAAP measures is detailed in ITW’s press release for the first quarter of 2016, which is available at www.itw.com, together with this presentation. First Quarter 2016 Forward Looking Statement

3 ITW’s unique business model and strong execution position the company for continued differentiated performance in the current environment and over the long term * See ITW’s First Quarter 2016 press release for the reconciliation from GAAP to non-GAAP measurements. ● Strong start to 2016 despite a challenging environment … meaningful improvement on all performance metrics – GAAP EPS of $1.29 up 7% … up 10% excluding the impact of foreign currency translation – 22.1% operating margin increased 120 basis points … 130 basis points of margin improvement from Enterprise Initiatives – 1% organic growth … 2% excluding Product Line Simplification impact – After-tax ROIC* of 21.2% – Strong Free Cash Flow 90% conversion* ● Raising GAAP EPS guidance by $0.05 to $5.40 to $5.60 … 7% earnings growth at $5.50 mid-point ● Continued progress toward our long-term target of “solid growth with best-in-class margins and returns” and solidly on track to deliver on our end of 2017 performance goals – Organic growth at 200 bps or more above the market – 23%+ operating margin – 20%+ after-tax ROIC First Quarter 2016 Highlights

$3.3B $3.3B Q1'15 Q1'16 Total Revenue $1.29 $1.21 GAAP EPS Operating Margin EPS +7% Solid execution of Enterprise Initiatives drove strong Q1 performance 22.1% 20.9% +120 bps After-tax ROIC* 21.2% 19.4% +180 bps * See ITW’s First Quarter 2016 press release for the reconciliation from GAAP to non-GAAP measurements. Q1 2016 Results ● $1.29 GAAP EPS up 7%, up 10% excluding $(0.04) currency – $0.04 above guidance mid-point on strong operational performance ● 1% organic growth in line with guidance – North America +2%, International (1)% ● First quarter records for key performance metrics – 22.1% operating margin … 130 bps from Enterprise Initiatives – $722M operating income, prior Q1 record (’12) had $1.3B higher revenues – 21.2% after-tax ROIC* … +180 bps – $422M Free Cash Flow … 90% conversion* ● $500M share repurchase 4 Highlights First Quarter 2016 Financial Performance

5 Consumer Facing ~60% +3% +1% Industrial Facing ~40% (3)% (5)% Total Revenue 100% +1% (1)% % of Revenues Year-over-Year Q1’16 vs. Q1’15 Sequential Q1’16 vs. Q4’15* *Adjusted for normal seasonality. First Quarter 2016 Balanced Portfolio

Growth by Geography ● North America +2% organic growth – Consumer +5% e.g. Food Equipment +5%, Automotive +4%, Construction Products Renovation/Remodeling +22% – Industrial (3)% e.g. Welding (7)%, Test & Measurement and Electronics (1)% ● International (1)% organic growth – Consumer +1% e.g. Automotive and Food Equipment +1% – Industrial (4)% e.g. Welding (15)%, Test & Measurement and Electronics (3)% (1)% 1% (2)% 2% North America Inter- national Asia Pacific EMEA 6 Highlights *Ongoing product line simplification reduced organic growth by (1) percentage-point. First Quarter 2016 Organic Revenue Growth 1% Organic* 1% organic revenue growth … 2% excluding the impact of Product Line Simplification

Q1'16 Enterprise Initiatives +130 bps Price/Cost +20 Volume +20 Other (50) Margin Expansion +120 bps Q1'16 22.1% Q1'15 20.9% Key Drivers OM% V bps Automotive OEM 26.4% +140 bps Food Equipment 24.5 +190 T&M and Electronics 15.5 +80 Welding 23.9 (300) Polymers & Fluids 20.2 +20 Construction Products 21.0 +440 Specialty Products 26.1% +350 bps 7 Strong execution on Enterprise Initiatives First Quarter 2016 Operating Margin +120 bps

Automotive OEM Organic +3% Total Flat +140 bps $653 $656 Q1'15 Q1'16 Total Revenue 25.0% Operating Margin Highlights ● Organic revenue +3% vs. +1% builds …slightly lower penetration gains due to last year’s significant new program launches in Europe ● Organic growth by region – North America +4% … builds +5%, “D3” builds +4% – Europe +3% (Q1’15 +13%) … builds +2% – China +6% … builds +4%, EU & NA OEM (1)% 26.4% Q1'15 Q1'16 8 First Quarter 2016 Segment Results Q1'16 22.1% Q1'13 16.9% Q1’13 Q1‘16 V bps Automotive OEM 19.8% 26.4% +660 bps Food Equipment 16.7 24.5 +780 T&M and Electronics 13.0 15.5 +250 Welding 26.0 23.9 (210) Polymers & Fluids 14.6 20.2 +560 Construction Products 11.7 21.0 +930 Specialty Products 19.9% 26.1% +620 bps Operating Margin Progression Operating Margin 20.9% 18.7% Q1'15 Q1'14 +520 bps

First Quarter 2016

Segment Results

ITW

Food Equipment

Organic +3%
Total +1%


$495
$499
Q1'15
Q1'16

Total Revenue

+190 bps


22.6%
24.5%
Q1'15
Q1'16

Operating Margin

Highlights

- Organic revenue +3% … North America +5% despite challenging comparison (Q1'15 +7%), International +1%
- North America Equipment +5%, Service +4%
- International Equipment +3%, Service flat

HOBART Traulsen VULCAN

Test & Measurement/Electronics

Organic (2)%
Total (4)%


$483
$464
Q1'15
Q1'16

Total Revenue

+80 bps


14.7%
15.5%*
Q1'15
Q1'16

Operating Margin

Highlights

- Organic revenue (2)% … sluggish demand for capital equipment
- Test & Measurement (3)%
- Electronics (1)%

*Includes 420 bps of unfavorable non-cash operating margin impact of amortization from acquisition-related intangible assets.

INSTRON BUEHLER LOMA SYSTEMS

9

Highlights ● Organic revenue +1% … Automotive Aftermarket +2% ● North America +1% ● International +1% Highlights ● Organic revenue (9)% … equipment (11)%, consumables (5)% ● North America (7)% ● International (15)% … Oil & Gas $433 $389 23.9% 26.9% Organic (9)% Total (10)% (300) bps Welding Total Revenue Operating Margin Q1'15 Q1'15 Q1'16 Q1'16 Polymers & Fluids $441 20.2%* Organic +1% Total (5)% +20 bps $418 Total Revenue Operating Margin Q1'16 Q1'16 Q1'15 Q1'15 10 First Quarter 2016 Segment Results 20.0% *Includes 440 bps of unfavorable non-cash operating margin impact of amortization from acquisition-related intangible assets.

First Quarter 2016

Segment Results

ITW

Construction Products


Organic +5%
Total +1%
$381
$384
Q1'15
Q1'16

Total Revenue


+440 bps
16.6%
21.0%
Q1'15
Q1'16

Operating Margin

Highlights

- Organic revenue +5%
- North America +11% … Renovation/Remodeling +22%, Commercial +8%, Residential +2%
- Asia Pacific +2%, Europe flat

Specialty Products


Organic +3%
Total +1%
$462
$468
Q1'15
Q1'16

Total Revenue


+350 bps
22.6%
26.1%
Q1'15
Q1'16

Operating Margin

Highlights

- Organic revenue +3% driven by solid growth in consumer packaging
  - North America +5%
  - International flat

Paslode Ramset DRIVING JOBSITE SPEED Spit HARTNESS ZIP PAK HI-CONE

11

GAAP EPS $5.13 $13.4B 2015 2016 $5.40 - $5.60 Total Revenue Organic 1 to 3% Total (2)% to flat 12 ● Raising guidance by $0.05 to GAAP EPS $5.40 to $5.60 – 7% earnings growth at $5.50 mid-point ● 1 to 3% organic growth in line with prior guidance ● 22.5%+ operating margin with more than 100 bps of operating margin improvement from Enterprise Initiatives ● Free Cash Flow 100%+ conversion ● ~$2 billion share repurchase ● Second quarter 2016 guidance – 0 to 2% organic growth – GAAP EPS $1.34 to $1.44, up 7% at $1.39 mid-point – ~22.5% operating margin First Quarter 2016 2016 Financial Outlook 2016 Guidance Highlights Operating Margin 22.5%+ 21.4% After-tax ROIC* 20%+ 20.4% Delivering solid earnings growth in a challenging environment * See ITW’s First Quarter 2016 press release for the reconciliation from GAAP to non-GAAP measurements. EPS +7%

Q&A